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                                                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Network Publishing, Inc.:




As independent public accountants, we hereby consent to the use of our report dated December 21, 1999, and to all references to our Firm included in this registration statement on Form S-1.


                                                  /s/ ARTHUR ANDERSEN LLP
                                                      ARTHUR ANDERSEN LLP


Salt Lake City, Utah
November 22, 2000